Convertible Notes Payable	9 Months Ended
Sep. 30, 2012
Text Block [Abstract]
Debt Disclosure [Text Block]

NOTE 6: Convertible Notes Payable

During the nine months ended September 30, 2012, we have borrowed $163,775 ($165,000 face value) under several Convertible Debentures totaling to that amount. The debentures bear interest at 10% per annum and mature one year from the issuance date. Until the due date, the holder(s) may elect to convert the debenture in whole or in part into common shares at the price of any aggregate financing exceeding $500,000 less a discount of 25% per share. The Company evaluated the convertible note for derivatives noting that as the conversion price cannot be determined until $500,000 in financing has been raised; the derivative liability cannot be determined as of September 30, 2012.